1© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE Comstock Inc Corporate Presentation NYSE American: LODE NOVEMBER 2023 Exhibit 99.1

2© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in this report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, mercury remediation, and, lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mercury remediation, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with mercury remediation, metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, mercury remediation technology and efficacy, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Cautionary Notice Regarding Forward Looking Statements

3© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE Commercializing Technology for Carbon Emissions Reduction

4© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE Diverse Portfolio of Technologies for Carbon Emissions Reduction Across Industries | PROFITABLY TARGETING NET ZERO üLow-Carbon Cellulosic Fuels üPhotovoltaic Panel Recycling üSustainable Mining üPhysics-based Artificial Intelligence üBattery Remanufacturing

5© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE | BUILT FOR TECHNOLOGY COMMERCIALIZATION Shared Infrastructure Foundation Process Systematic Commercialization Process built upon a custom implementation of Goldratt’s Theory of Constraints (TOC) Low-carbon Cellulosic Fuels | David Winsness, President Quantum Generative Materials Physics AI for Materials Science Operating Portfolio Corrado De Gasperis, Executive Chairman & CEO | William McCarthy, COO | Kevin Kreisler, Director & CTO Platform Shared-service operating platform covering accounting, finance, HR, marketing, legal, IP, government relations, IT, and R&D People Engineers, Innovators, Scientists, Marketers, and Business Development Professionals, passionate about impactful technology Sustainable Mineral Exploration | Corrado De Gasperis, President Electrification Product Recycling | Dr. Fortunato Villamagna, President Green Li-ion Lithium Battery Remanufacturing Investment Portfolio

6© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE Strategic Investment Portfolio Electrification Product Recycling Sustainable Mining Low-Carbon Cellulosic Fuels > Quantum Generative Materials Physics-based generative artificial intelligence transforming materials science > Green Li-ion Leading technology for re-manufacturing of spent lithium batteries > Nevada Real Estate Mixed-use land and water rights in highly desired northern Nevada, including Qualified Opportunity Zone investments > Patented technology delivers over 100 gallons of transportation fuels per tonne of woody biomass > We produce fuel intermediates, including drop in feedstocks for renewable fuel refineries with CI scores of 15 gCO2e/MJ > Planning our first commercial facility, Bioleum™ HUB #1, targeting operations in 2026 > Proprietary, low-cost, industry-scale photo-voltaic panel recycling solution > First commercial facility in development anticipating operations in Q1-2024 > Planning 4+ large-scale photovoltaic recycling centers in the southwestern United States > 12 square mile mineral estate: 6.5 miles of strike through the historic Comstock and Silver City lodes > Targeting significant resource expansion beyond 2mm ounces of gold > Deploying advanced machine learning and AI tools including space-based hyperspectral sensors to make exploration more profitable | LEADING THE ENERGY TRANSITION Sources: Management Estimates

7© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE William J. Nance Independent Director Chair: Nominating, Executive, & Strategic Planning Member: Audit & Finance Compensation & Organization Leo M. Drozdoff Independent Director Chair: Compensation & Organization Member: Nominating, Executive, & Strategic Planning Environmental & Social Walter “Del” A. Marting, Jr. Independent Director Chair: Audit & Finance Member: Nominating, Executive, & Strategic Planning Kristin M. Slanina Independent Director Member: Compensation & Organization Audit & Finance Environmental & Social Güez Salinas, PhD Independent Director Member: Environmental & Social Kevin Kreisler Director & Chief Technology Officer Corrado De Gasperis Director, Executive Chairman & Chief Executive Officer William “Billy” McCarthy Chief Operating Officer Rahul Bobbili Chief Engineer, Comstock Fuels David Winsness President, Comstock Fuels Fortunato Villamagna, PhD President, Comstock Metals INDEPENDENT DIRECTORSLEADERSHIP Full profiles of leadership and independent directors available in the Leadership & Governance section of our website at https://comstock.inc/investors/leadership- governance/

8© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE Low-carbon Cellulosic Fuels

9© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE LOW-CARBON FUEL PRODUCTION IS EXPANDING TO CAPTURE THE ENERGY TRANSITION OPPORTUNITY 228 billion gallons of transportation fuels consumed annually in the US1 3 billion gallons of advanced biofuels produced annually by hydro-processed fats2 6 billion gallons of advanced biofuels by 2025 capacity to double over the next 2 years3 Sources: 1 - https://www.eia.gov/dnav/pet/pet_cons_psup_dc_nus_mbbl_a.htm 2 - https://www.eia.gov/biofuels/renewable/capacity/ 3 - https://www.eia.gov/todayinenergy/detail.php?id=55399

10© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE New Supply Chain SAF = Sustainable Aviation Fuel RD = Renewable Diesel HBO-C = Hydrodeoxygenated Bioleum Oil - Crude ETJ Refinery RD Refinery Chemical Manufacturing Ethanol Bioleum™ HBO Furfural & Glycerol HUB SAF SAF & RD Green Chemicals Forest Products Waste FOGs (Fats/Oils/Greases) Hydrogen

11© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE BIOLEUM™ CARBON INTENSITY IS CLASS LEADING Source: Management Estimates based on the GREET model Ethanol Advanced Biofuel Feedstocks Advanced Biofuels Petroleum Fuels Bioleum™ Cellulosic EtOH 16 Sugarcane EtOH 51 Corn EtOH 70 Bioleum™ 15 UCO 20 Soybean Oil 55 Bioleum™ EtOH SAF 26 Corn EtOH w/CCS SAF 40 Bioleum™ UCO RD 27 UCO RD 30 Bioleum™ Soybean RD 32 Soybean RD 50 Gasoline 100 Diesel 102 average GREET CI scores (gCO2e/MJ)

12© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE UPCOMING MILESTONES – BIOLEUM™ HUB #1 Offtake Commitment Feedstock Commitment Development Funding Source Feasibility Study Complete / Site Selection EPC Selected Pathway Approval Construction Funding Source 2023 / 2024 2024 / 2025

13© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE Electrification Product Recycling

14© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE 230 MILLION CUBIC FEET OF SOLAR PANELS ARE DEPLOYED IN THE UNITED STATES TODAY: 51,000 18-WHEEL TRUCK LOADS The Problem: • 9 out of 10 discarded photovoltaic (PV) panels go to landfills • Photovoltaic panels have potential to release toxic materials into our soil and water supply Our Solution: • Reliable, technology-driven, recycling solution • Cost-competitive alternative to landfill disposal Source: Company Estimates

15© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE OUR PROPRIETARY DELAMINATION PROCESS IS COST COMPETITIVE WITH LANDFILL DISPOSAL OF PV PANELS Upfront disposal fee revenue model Source: Company Estimates https://ComstockMetals.com

16© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE MILESTONES - METALS Complete • Commenced work on Project Vega – our first commercial scale photovoltaic panel recycling facility • Project Vega facility selected, and lease executed • Project Vega permit applications submitted • Project Vega vendor equipment testing complete and equipment orders placed • Project Vega site preparations complete and equipment delivered • Publication of Comstock Metals PV recycling techno-economic analysis • Project Vega permits received and commissioning complete • Project Vega grand opening Upcoming Source: Company Estimates

17© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE Sustainable Mining

18© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE COMSTOCK GOLD AND SILVER RESOURCES 1 - Differences may occur due to rounding 2 - Dayton Resource 293,000 oz gold M&I, 100% owned. 3 - Lucerne Resource 312,000 oz gold M&I from report by Respec (MDA) March 16, 2022. 4 - The Company does not treat the Lucerne estimate as a current estimate of resources. DAYTON ESTIMATED IN-SITU MINERAL RESOURCES AS OF NOVEMBER 1, 2022 (0.007 OPT AU CUT-OFF) Tons Au (opt) Ag (opt) Contained1 Au (oz) Ag (oz) Measured 2,650,000 0.030 0.252 80,000 670,000 Indicated 7,620,000 0.028 0.190 213,000 1,450,000 Measured and Indicated 10,270,000 0.029 0.206 293,0002 2,120,000 Inferred 3,740,000 0.024 0.129 90,000 480,000 3 4

19© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE DEVELOPMENT PLANS Company Estimates 1 – based on Company estimates of possible quantifiable resources located within the Company’s current holdings • Increase certainty in mineral discovery targets • Reduce costs of traditional drill programs, with ground penetrating scans and analytics • Increase discernment for categorizing measured, indicated, and inferred mineral resources. Sustainable Mineral Discovery • Expand the resource to over 2 million ounces of gold1 • Leverage 100% owned, leased, permitted and royalty generating silver and gold resources in the historic, world-class Comstock Lode Expanded Resource Development High Precision Data and AI Analytics • Hyperspectral imager enables high precision prospecting of a target site location • Uses Quantum Probabilistic Algorithms Sources:

20© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE MILESTONES - MINING Complete • Executed a revenue generating lease with Mackay Precious Metals Inc. (“Mackay”), resulting in $2+ million in 2023 cash revenues, and advancing mineral exploration in our northernmost mining claims (the “Northern Targets”) • Advanced our planning with GenMat for developing and expanding the next-generation geostatistical digital model of the Dayton resource in preparation of the launch of space- based hyperspectral imager later this year. • Launch and commissioning of the GenMat hyperspectral imaging satellite and processing infrastructure. • Development of the next-generation geostatistical digital model of the Dayton resource. • Integration of hyperspectral imager data into next-generation geostatistical digital model of the Dayton resource. Upcoming Source: Company Estimates

21© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE STRATEGIC INVESTMENTS GenMat is building physics-based artificial general intelligence to transform materials science in every industry1 Recent Traction - Commercialized an enterprise-oriented API and other physics-based artificial intelligences solutions to potential early adopter enterprise clients. - Received regulatory approval for launch of space-based hyperspectral sensor Next Milestones - Elevate new material simulation to TRL 6. - Launch and make operational a space- based hyperspectral imaging sensor for mineral discovery applications. Leading technology for re-manufacturing of spent energy storage material2 Recent Traction - Completed oversubscribed series pre-B funding round, valuing the company at $175.9 million - Shipping/commissioning of Serial #1 to first customer in the United States Next Milestones - Sale of remaining shares held by Comstock Mixed use real estate development projects in northern Nevada Recent Traction - Recent high-profile transactions including - Microsoft: 167 acres, data center  - Circle-K: 30 acres, truck stop Next Milestones - Sale of assets directly held by Comstock: 258 Acres and 250 acre feet of water rights - Sale of Comstock’s shares in the Sierra Springs Opportunity Fund (SSOF) - Repayment to Comstock of outstanding loans made to SSOF 1- https://genmat.xyz/ 2 - https://www.greenli-ion.com/

22© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE MILESTONES Complete Comstock Fuels • Demonstrated production of renewable fuels from cellulosic feedstocks using our proprietary technologies • Completed a GREET CI score model with a third-party expert demonstrating CI scores in the low 20s for Bioleum™ fuels • Completed FEL-1 engineering for a commercial-scale Bioleum production facility • Demonstrate Hydro-deoxygenated Bioleum Oil (HBO) production at pilot scale and confirm fuel yields Comstock Metals • Project Vega facility selected, and lease executed • Project Vega permit applications submitted • Project Vega equipment testing complete and equipment orders placed Comstock Mining • Executed a revenue generating lease with Mackay Precious Metals Inc. (“Mackay”), resulting in $2+ million in 2023 cash revenues, and advancing mineral exploration in our northernmost mining claims (the “Northern Targets”) • Advanced our planning with GenMat for developing and expanding the next- generation geostatistical digital model of the Dayton resource in preparation of the launch of space-based hyperspectral imager later this year. Strategic Investments • Sold LINICO facility for $27+ million delivering non-dilutive proceeds of over $15 million in cash • Sold 4% of Green Li-ion Pte. Ltd. preferred shares for $0.8 million Comstock Fuels • Publication of Bioleum techno-economic analysis utilizing waste-wood feedstock • Publication of Bioleum techno-economic analysis utilizing Kraft lignin feedstock • Announcement of first HBO offtake agreement • Kickoff of feasibility study for first commercial-scale Bioleum production facility Comstock Metals • Project Vega site preparations complete and equipment delivered • Project Vega permits received • Project Vega commissioning complete • Project Vega grand opening Comstock Mining • Launch of the GenMat hyperspectral imager on SpaceX Falcon. • Development of the next-generation geostatistical digital model of the Dayton resource. • Integration of hyperspectral imager data into next-generation geostatistical digital model of the Dayton resource. Strategic Investments • Realization of over $20mm of proceeds from Nevada Real Estate holdings • Realization of over $20mm of proceeds from Green Li-ion holdings Upcoming Source: Company Estimates

23© 2023 COMSTOCK INC | NYSE American: LODE PUBLIC RELEASE THANK YOU Comstock Inc. https://comstock.inc P.O. Box 1118 Virginia City, NY Investor Relations Will Maze R.B. Milestone Group ir@comstockinc.com (203) 487-2759